UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2007
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On July 26, 2007 Tollgrade Communications, Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the approval of a program for the repurchase of up to 1,000,000 shares of the company’s common stock.
The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

99.1	Press release dated July 26, 2007 announcing the approval of a program for the repurchase of up to 1,000,000 shares of the company’s common stock.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.
Dated: July 30, 2007	By:	/s/Sara M. Antol
Sara M. Antol
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 26, 2007 announcing the approval of a program for the repurchase of up to 1,000,000 shares of the company’s common stock.